Exhibit 99.1

NEWS RELEASE

HighPoint Resources Announces March 12, 2021 Special Meeting of Stockholders Relating to Bonanza Creek’s Acquisition of HighPoint Resources

DENVER, February 10, 2021 /Globe Newswire/ – HighPoint Resources Corporation (NYSE: HPR) (the “Company” or “HighPoint”) today announced that a special meeting of stockholders of the Company (the “HighPoint special meeting”) is scheduled to take place virtually on March 12, 2021 at 9:00 a.m., Mountain Time. The purpose of the HighPoint special meeting is to adopt (i) the proposal to approve the transaction pursuant to the Agreement and Plan of Merger, dated as of November 9, 2020, by and among the Company, HighPoint and Boron Merger Sub, Inc. (as amended from time to time, the “merger agreement”) (the “HighPoint out-of-court proposal”), (ii) the proposal to approve the compensation that may be paid to HighPoint’s named executive officers in connection therewith (the “HighPoint compensation proposal”) and (iii) the proposal to approve the Prepackaged Plan (as defined below) in the event that the merger agreement is not approved or the Minimum Participation Condition (as defined below) in the Exchange Offers (as defined below) is not met (the “HighPoint bankruptcy proposal”). The record date for HighPoint stockholders entitled to vote at the HighPoint special meeting is the close of business on February 1, 2021.

On February 10, 2021, HighPoint filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) relating to the proposed acquisition by Bonanza Creek of HighPoint and began mailing the Proxy Statement to the Company’s stockholders. The Proxy Statement will be available on the “Investors” section of the Company’s website, as well as www.sec.gov.

Under the terms of the merger agreement, Bonanza Creek and HighPoint have also agreed to commence registered exchange offers (the “Exchange Offers”) and consent solicitations (the “Consent Solicitations”) and simultaneous solicitation of a prepackaged plan of reorganization under Chapter 11 (“Chapter 11”) of the United States Bankruptcy Code (the “Prepackaged Plan”) with respect to all of the outstanding HighPoint Senior Unsecured Notes (the “HighPoint Notes”). The Exchange Offers and Consent Solicitations will be conditioned on a minimum participation of not less than 97.5% of the aggregate outstanding principal amount of each series of HighPoint Notes (the “Minimum Participation Condition”). If the Minimum Participation Condition is met, and if certain customary closing conditions are satisfied (including approval by each company’s stockholders), the companies will effect the Exchange Offers and Consent Solicitations, and Bonanza Creek will acquire HighPoint at closing outside of Chapter 11. If the Minimum Participation Condition is not met, HighPoint intends to file voluntary petitions under Chapter 11 with the United States Bankruptcy Court for the District of Delaware (the “Court”) to effectuate the solicited Prepackaged Plan and consummate the transaction. The consummation of the Prepackaged Plan will be subject to confirmation by the Court in addition to other conditions set forth in the Prepackaged Plan, a transaction support agreement and related transaction documents.

Based on the number of shares of Bonanza Creek common stock outstanding as of the date of the merger agreement, upon completion of the transaction, Bonanza Creek stockholders will own approximately 68% of the combined company and HighPoint’s stakeholders will own approximately 32% (existing HighPoint stockholders will own approximately 1.6% of the combined company while participating HighPoint noteholders will receive in the aggregate shares representing approximately 30.4% of the combined company and up to $100 million of newly issued 7.50% senior unsecured notes due 2026). Based on the number of shares of Bonanza Creek common stock outstanding as of the date of the merger agreement, the transaction implies an exchange ratio of 0.114 shares of Bonanza Creek common stock for each share of HighPoint common stock.

The transaction has been unanimously approved by the board of directors of both Bonanza Creek and HighPoint, and the HighPoint board unanimously recommends that HighPoint stockholders vote “FOR” the HighPoint out-of-court proposal, the HighPoint compensation proposal and the HighPoint bankruptcy proposal.

HighPoint stockholders who need assistance in completing the proxy card, require additional copies of the proxy materials, or have questions regarding the HighPoint special meeting may contact HighPoint’s proxy solicitor, Epiq Corporate Restructuring LLC, 10300 SW Allen Boulevard Beaverton, OR 97005. HighPoint stockholders may also call toll-free at (855) 914-4726. Additionally, requests can be submitted by email at HighPointInfo@epiqglobal.com and referencing “HighPoint Resources” in the subject line.

About HighPoint Resources Corporation

HighPoint Resources Corporation (NYSE: HPR) is a Denver, Colorado based company focused on the development of oil and natural gas assets located in the Denver-Julesburg Basin of Colorado. Additional information about HighPoint may be found on its website at www.hpres.com.

No Offer or Solicitation

This communication relates to a proposed business combination transaction (the “Merger”) between Bonanza Creek and HighPoint, which includes the commencement by Bonanza Creek and HighPoint of the Exchange Offers and Consent Solicitations and the simultaneous solicitation of the Prepackaged Plan (collectively, the “Transaction”). Communications in this document do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the Merger, the Exchange Offers and Consent Solicitations or other aspects of the Transaction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Important Additional Information

In connection with the Transaction, Bonanza Creek and HighPoint have filed materials with the SEC, including (1) a definitive joint proxy statement/prospectus (“Joint Proxy Statement/Prospectus”), (2) a consent solicitation and prospectus with respect to the Exchange Offers and Consent Solicitations (the “Exchange Prospectus”), of which the Prepackaged Plan is a part, (3) a Registration Statement on Form S-4, Registration No. 333-251401, with respect to the Merger (the “Merger Registration Statement”), of which the Joint Proxy Statement/ Prospectus forms a part, and (4) a Registration Statement on Form S-4, Registration No. 333-251402, with respect to the Exchange Offers and Consent Solicitations (together with the Merger Registration Statement, the “Registration Statements”), of which the Exchange Prospectus forms a part. The Registration Statements were declared effective by the SEC on February 9, 2021. On February 10, 2021, HighPoint filed the Proxy Statement and began mailing the Proxy Statement to the Company’s stockholders. This document is not a substitute for the Joint Proxy Statement/Prospectus, Exchange Prospectus or Registration Statements or for any other document that Bonanza Creek or HighPoint have filed or may file with the SEC and send to

Bonanza Creek’s shareholders or HighPoint’s shareholders or debt holders in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF BONANZA CREEK AND HIGHPOINT ARE URGED TO CAREFULLY AND THOROUGHLY READ THE JOINT PROXY STATEMENT/PROSPECTUS, REGISTRATION STATEMENTS AND EXCHANGE PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY BONANZA CREEK AND HIGHPOINT WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BONANZA CREEK, HIGHPOINT, THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors will be able to obtain free copies of the Registration Statements, Proxy Statement and Exchange Prospectus, as each may be amended from time to time, and other relevant documents filed by Bonanza Creek and HighPoint with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Bonanza Creek will be available free of charge from Bonanza Creek’s website at www.bonanzacrk.com under the “For Investors” tab or by contacting Bonanza Creek’s Investor Relations Department at (720) 225-6679 or slandreth@bonanzacrk.com. Copies of documents filed with the SEC by HighPoint will be available free of charge from HighPoint’s website at www.hpres.com under the “Investors” tab or by contacting HighPoint’s Investor Relations Department at (303) 312-8514 or lbusnardo@hpres.com.

Participants in the Solicitation

Bonanza Creek, HighPoint and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Bonanza Creek’s shareholders and HighPoint’s shareholders in connection with the Transaction. Information regarding the executive officers and directors of Bonanza Creek is included in its definitive proxy statement for its 2020 annual meeting filed with the SEC on April 24, 2020. Information regarding the executive officers and directors of HighPoint is included in its definitive proxy statement for its 2020 annual meeting filed with the SEC on March 18, 2020. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, are set forth in the Registration Statements, Joint Proxy Statement/Prospectus and other materials when they are filed with the SEC in connection with the Transaction. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-Looking Statements and Cautionary Statements

Certain statements in this document concerning the Transaction, including any statements regarding the expected timetable for completing the Transaction, the results, effects, benefits and synergies of the Transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding HighPoint’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of Bonanza Creek may not approve the issuance of new shares of Bonanza Creek common stock in the Transaction or that shareholders of HighPoint may not approve the Merger Agreement; the risk that a condition to closing of the Transaction may not be satisfied, that either party may terminate the Merger Agreement or that the closing of the Transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Bonanza Creek and HighPoint; the effects of the business combination of Bonanza Creek and HighPoint, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the transaction; the effects of commodity prices; the risks of oil and gas activities; the risk that the Minimum Participation Condition is not satisfied and that HighPoint may need to reorganize in bankruptcy as a result; the risks and unpredictability inherent in the bankruptcy process; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Transaction. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. HighPoint does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

For further information, please contact:

Larry C. Busnardo

Vice President, Investor Relations

303-312-8514

lbusnardo@hpres.com

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